Exhibit 10.1
JOINDER AND SUPPLEMENT
     Reference is made to that certain Restated Credit Agreement dated as of November 19, 2004, as amended by First Amendment to Restated Credit Agreement dated as of April 20, 2005, Second Amendment to Restated Credit Agreement dated as of May 20, 2005, Third Amendment to Restated Credit Agreement dated as of November 4, 2005 and Fourth Amendment to Restated Credit Agreement dated as of November 16, 2006 (as amended, the “Credit Agreement”) by and among Plains Marketing, L.P. (“Borrower”), Bank of America, N.A., as Administrative Agent and the Lenders party thereto. Terms defined in the Credit Agreement are used herein with the same meaning.
     WHEREAS, pursuant to Section 2.1(e) of the Credit Agreement, Borrower may with the prior approval of the Administrative Agent, not to be unreasonably withheld, cause from time to time an increase in the Maximum Facility Amount by (a) adding to the Credit Agreement one or more additional Lenders and/or (b) allowing one or more existing Lenders to increase their portion of the Maximum Facility Amount; and
     WHEREAS, Borrower has proposed, and Administrative Agent has approved, that ING Capital LLC and Mizuho Corporate Bank, Ltd. (each a “New Lender”) become Lenders under the Credit Agreement, and that the other Lenders party hereto increase their Percentage Share of the Maximum Facility Amount, resulting in an aggregate Maximum Facility Amount under the Credit Agreement of $1,200,000,000 as of the date hereof; and
     WHEREAS, the New Lenders desire to become Lenders under the Credit Agreement and provide a portion of the Maximum Facility Amount, and the other Lenders party hereto desire to increase their Percentage Share of the Maximum Facility Amount;
     Accordingly:
     1. Each New Lender hereby agrees to become a Lender under the Credit Agreement and effective as of June 20, 2007 provide a Percentage Share of the Maximum Facility Amount as follows:

Percentage Share of
New Lender	Maximum Facility Amount
ING Capital LLC	$50,000,000
Mizuho Corporate Bank, Ltd.	$45,000,000
     2. Each New Lender (i) confirms that it has received a copy of the Credit Agreement, together with copies of the financial statements referred to in Section 6.2 thereof and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Joinder and Supplement; (ii) agrees that it will, independently and without reliance upon Administrative Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (iii) appoints and authorizes Administrative Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Credit Agreement as are delegated to Administrative Agent by the terms thereof, together with such powers and discretion as are reasonably incidental thereto; (iv) agrees that it will perform in accordance with their terms all of the obligations that by the terms of the Credit Agreement are required to be performed by it as a Lender; (v) attaches any U.S. Internal Revenue Service or other forms required under Section 10.5, and (vi) attaches an Administrative Questionnaire with respect to such New Lender.
     3. Each existing Lender a party hereto hereby agrees effective as of June 20, 2007 to increase its Percentage Share of the Maximum Facility Amount as follows:

	Existing Percentage		New Percentage
	Share of Maximum		Share of Maximum
Lender	Facility Amount	Increase	Facility Amount
BNP Paribas	$175,000,000.00	$20,000,000	$195,000,000.00
Fortis Capital Corp.	$170,000,000.00	$25,000,000	$195,000,000.00
Societe Generale	$100,000,000.00	$20,000,000	$120,000,000.00
JPMorgan Chase Bank	$75,000,000.00	$20,000,000	$95,000,000.00
Commerzbank AG, New York	$55,000,000.00	$20,000,000	$75,000,000.00
and Grand Cayman Branches
     4. Following the execution of this Joinder and Supplement, it will be delivered to Administrative Agent for acceptance and recording. The effective date for this Joinder and Supplement (the “Effective Date”) shall be the date hereof, and upon such effectiveness each New Lender shall be a Lender under the Credit Agreement and, to the extent provided herein and in the Credit Agreement, have the rights and obligations of a Lender thereunder, the Percentage Share of the Maximum Facility Amount of each other Lender a party hereto shall be increased as set forth herein, and the Percentage Shares of the Maximum Facility Amount and Percentage Shares of each Lender shall be as set forth on Schedule II attached hereto.
     5. Each New Lender hereby approves the following Financing Requests, and each other Lender party hereto hereby confirms that it has previously approved such Financing Requests, which specify a funding date of June 20, 2007 (except as to the Financing Request in clause (b) below, which is to be funded in July 2007), and each New Lender and each other Lender party hereto hereby agrees that such approval shall apply with respect to its portion of the Maximum Facility Amount agreed to hereby:
(a)	Financing Request-Initial dated May 1, 2007 with respect to a Delivery Month of June, 2007 and an Initial Financing Request of $677,300,000 and related Financing Request-Final dated June 5, 2007 with Final Financing Request of $693,800,000.

(b)	Financing Request-Initial dated June 5, 2007 with respect to a Delivery Month of July, 2007 and an Initial Financing Request of $761,200,000.

(c)	Special Financing Request 2007 #10.2 dated June 5, 2007 totaling $7,000,000.

(d)	Special Financing Request 2007 #11.2 dated June 5, 2007 totaling $28,000,000.

(e)	Special Financing Request 2007 #12.2 dated June 5, 2007 totaling $59,700,000.

(f)	Special Financing Request 2007 #13.2 dated June 5, 2007 totaling $22,700,000.

(g)	Special Financing Request 2007 #14.2 dated June 5, 2007 totaling $26,700,000.

(h)	Special Financing Request 2007 #15.1 dated June 5, 2007 totaling $29,900,000.

(i)	Special Financing Request 2007 #16.1 dated June 5, 2007 totaling $19,800,000.
     6. This Joinder and Supplement shall be governed by, and construed in accordance with, the Laws of the State of New York.
     7. This Joinder and Supplement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.
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     IN WITNESS WHEREOF, each New Lender and each other Lender a party hereto has caused this Agreement to be executed by its officers thereunto duly authorized as of the date specified thereon.

ING CAPITAL LLC, a New Lender
By:	/s/ Cheryl Labelle
	Name:	Cheryl Labelle
	Title:	Managing Director

MIZUHO CORPORATE BANK, LTD., a New Lender
By:	/s/ Raymond Ventura
	Name:	Raymond Ventura
	Title:	Deputy General Manager

BNP PARIBAS, Lender
By:	/s/ Edward K. Chin
	Name:	Edward K. Chin
	Title:	Managing Director

By:	/s/ Jordan Nenoff
	Name:	Jordan Nenoff
	Title:	Director

FORTIS CAPITAL CORP., Lender
By:	/s/ Chad Clark
	Name:	Chad Clark
	Title:	Sr. Vice President

By:	/s/ Irene C. Rummel
	Name:	Irene C. Rummel
	Title:	Senior Vice President

SOCIETE GENERALE, Lender
By:	/s/ Chung-Taek Oh
	Name:	Chung-Taek Oh
	Title:	Vice President

By:	/s/ Barbara Paulsen
	Name:	Barbara Paulsen
	Title:	Managing Director

JPMORGAN CHASE BANK, N.A., Lender
By:	/s/ Tara Narasiman
	Name:	Tara Narasiman
	Title:	Associate

COMMERZBANK AG, NEW YORK AND GRAND CAYMAN BRANCHES, Lender
By:	/s/ Andrew Campbell
	Name:	Andrew Campbell
	Title:	Senior Vice President

By:	/s/ Barbara Stacks
	Name:	Barbara Stacks
	Title:	Assistant Vice President

Accepted this 15th day of June, 2007
BANK OF AMERICA, N.A., Administrative Agent

By:	/s/ Christen A. Lacey

Christen A. Lacey, Principal
     Plains Marketing hereby approves (i) each of ING Capital LLC and Mizuho Corporate Bank, Ltd. as new Lenders and (ii) the increased Percentage Shares of the Maximum Facility Amount for each of BNP Paribas, Fortis Capital Corp., Societe Generale, JPMorgan Chase Bank and Commerzbank AG, New York and Grand Cayman Branches, as of this ___day of June, 2007, and agrees to pay to Administrative Agent for the account of such Lenders the following fees:

Lender	Fee
ING Capital LLC	$5,000.00
Mizuho Corporate Bank, Ltd.	$4,500.00
BNP Paribas	$2,000.00
Fortis Capital Corp.	$2,500.00
Societe Generale	$2,000.00
JPMorgan Chase Bank	$2,000.00
Commerzbank AG, New York	$2,000.00
and Grand Cayman Branches
     Plains Marketing hereby represents and warrants that no Event of Default has occurred which is continuing.

PLAINS MARKETING, L.P.

By:	Plains Marketing GP, Inc., General Partner

By:	/s/ Al Swanson Al Swanson, Vice President and Treasurer

SCHEDULE II
LENDER SCHEDULE

	Percentage Share of
	Maximum Facility	Percentage
Lender	Amount	Share[1]
Bank of America, N.A.	$110,000,000.00	9.166667%
BNP Paribas	$195,000,000.00	16.250000%
Fortis Capital Corp.	$195,000,000.00	16.250000%
Societe Generale	$120,000,000.00	10.000000%
Wachovia Bank, National Association	$75,000,000.00	6.250000%
JPMorgan Chase Bank, N.A.	$95,000,000.00	7.916667%
Commerzbank AG, New York and Grand Cayman Branches	$75,000,000.00	6.250000%
The Bank of Nova Scotia	$100,000,000.00	8.333333%
SunTrust Bank	$55,000,000.00	4.583333%
Bank of Scotland	$15,000,000.00	1.250000%
Wells Fargo Bank, N.A.	$35,000,000.00	2.916667%
DnB NOR Bank ASA	$35,000,000.00	2.916667%
ING Capital LLC	$50,000,000.00	4.166667%
Mizuho Corporate Bank, Ltd.	$45,000,000.00	3.750000%

TOTALS	$1,200,000,000.00	100.000000%
1Rounded to six decimal places